--------------------------------------------------------------------------------
                               John Hancock Funds
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                                  Independence
                                  Equity Fund



                               SEMIANNUAL REPORT



                                 June 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             SUB-INVESTMENT ADVISER
                    Independence Investment Associates, Inc.
                                53 State Street
                          Boston, Massachusetts 02109

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy - not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% - a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

     But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               By Paul McManus for the Portfolio Management Team

                                  John Hancock
                            Independence Equity Fund

           Favorable economic environment pushes stocks to new highs


The stock market turned in an amazing performance over the last six months. Amid almost ideal economic conditions, stocks continued their bull market advance, with both the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index ending the month of June at record highs. The feat was particularly amazing because it came on the heels of two years of strong stock advances that many thought would moderate this year. It also was accomplished despite a correction in March when investors turned fearful that the torrid pace of first quarter growth would prompt the Federal Reserve to raise interest rates. The Fed did raise rates one-quarter percentage point in late March. But investors' fears were short lived. In mid-April, the market rebounded sharply and stocks moved into record high territory, prompted by strong first quarter earnings, and signs that inflation remained at bay and that the economy was slowing to a more moderate pace.

"The stock
market
turned in
an amazing
performance
over the last
six months."

     For the first six months of the year, the Dow Jones Industrial Average and the S&P 500 each advanced by 20%, including reinvested dividends. John Hancock Independence Equity Fund also produced very strong returns on an absolute and relative basis. For the six months ended June 30, 1997, the Fund's Class A and Class B shares posted total returns of 16.05% and 15.68%, respectively, at net asset value. That compared favorably with the 15.52% return for the average growth and

--------------------------------------------------------------------------------
A 2 1/4" x 3 3/4" photo of Independence Equity Fund management team at bottom right. Caption reads: "Independence Equity Fund management team members: (l-r) Paul McManus, Jane Shigley, Jeff Saef, David Canavan, Coreen Kraysler."
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Independence Equity Fund


--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) General Electric 3.2%2) Merck 2.9% 3) United Technologies 2.8% 4) General Re 2.8% 5) Home Depot 2.5%. A footnote below reads "As a percentage of net assets on June 30, 1997."
--------------------------------------------------------------------------------

income  fund,  according  to  Lipper  Analytical  Services,   Inc.1  Longer-term
performance information can be found on pages six and seven.

"One stock at
a time, we
seek to
create a
diversified
portfolio..."

     Financial and health-care stocks work The Fund continues to pursue its objectives of growth and income through its disciplined investment strategy. That involves applying fundamental company analysis and computer modeling to the task of finding companies with improving earnings prospects and inexpensive stock prices. One stock at a time, we seek to create a diversified portfolio with a risk level that is comparable to the S&P 500.

     As was the case late last year, the market's performance was dominated during the first half of 1997 by the largest growth companies of the Dow and the S&P, and the Fund benefited from holding such large-company growth stocks as Home Depot and consumer product giant Procter & Gamble.

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Compaq Computer" followed by an up arrow and the phrase "Strong PC demand". The second listing is "Juhnson & Johnson" followed by an up arrow and the phrase "New product flow". The third listing is "Phillips Petroleum" followed by a down arrow and the phrase "Lower oil prices". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

     Over the last six months, the financial and health-care sectors were two of the largest contributors to the Fund's performance. The financial area-including banks, insurance companies and brokerage firms-was lifted by continuing industry consolidation and the more positive interest-rate environment that followed the brief rate spike in the spring. Some of our best performers were the larger banks including BankAmerica, Bank of New York and BankBoston. Insurance companies, which have large investment portfolios of bonds, also benefited from the improved interest-rate environment, including Fund holdings CIGNA and General Re. Health-care stocks, particularly the large pharmaceutical companies, continue to be propelled by the strong flow of new products and industry consolidation. As a result, companies such as Johnson & Johnson, Merck and Abbott Labs have seen strong and predictable growth in both sales and earnings. At the same time, their stock price levels have remained attractively valued relative to their prospects.

Technology  spotty,  energy disappoints
The Fund's technology holdings turned in a mixed result. Many high-tech stocks suffered over the last six months from fears of a slowdown in earnings growth, and from a strong dollar that erodes U.S. company profits made overseas-often a large component of U.S. technology companies' results. The Fund's holdings in large software companies Sun Microsystems and Microsoft turned in strong performances based on their dominant market positions. AT&T spin-off Lucent Technologies saw its business prospects boosted by its ability to sell its network technology to other companies. On the other hand, Hewlett Packard and Intel let us

================================================================================

                 John Hancock Funds - Independence Equity Fund


--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended June 30, 1997. " The chart is scaled in increments of 5% from top to bottom with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 16.05% total return for John Hancock Independence Equity Fund: Class A. The second represents the 15.68% total return for John Hancock Independence Equity
Fund: Class B. The third represents the 15.52% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

down in the short term. Although Hewlett Packard reported below-expected first quarter earnings, we're holding onto the stock because we firmly believe it is undervalued and that the company will regain its footing. Likewise, Intel's announcement of declining gross margins due to a changing product mix has not swayed us from our belief in the future growth potential of this premier semiconductor company.

     Over the last six months, our energy stocks were lackluster due to lower oil prices stemming from a milder-than-expected winter in most parts of the country. That hurt companies like Anadarko Petroleum and Atlantic Richfield, and had a spill-over effect on oil services companies such as Baker Hughes.

     By far our biggest disappointment was AT&T. After holding on through four quarters of weaker-than-expected results, we sold nearly all of our AT&T position upon concluding that the telephone giant still needed more time and greater capital layout to reach the results it had expected following its breakup more than a year ago.

A look ahead
For now, the economic climate remains almost perfect, which suggests that stocks could continue to move ahead as long as inflation stays low and growth keeps to a slow and steady pace. But we wouldn't be surprised to see a downturn on a very near-term basis, which could be triggered by either a commodity price spike or an unexpected change in the economy's growth pace. The market is especially vulnerable now to such an event, given that stock prices already reflect the excellent environment.

"Whatever
the market
does next,
we will
stick to our
discipline..."

     For the longer term, we are encouraged simply because we believe that the market's performance will inevitably broaden further. At some point, we believe investors will no longer be willing to pay the high levels of price-to-earnings multiples (a measure of how much you're paying for earnings growth) now being commanded by the leading large-company stocks. When that happens, investors' attention could well turn back to a broader universe of companies whose fundamentals are sound, but that are currently being overlooked. That bodes well for such broadly diversified portfolios as John Hancock Independence Equity
Fund. Whatever the market does next, we will stick to our discipline, maintaining a well-balanced portfolio of companies whose stock prices are inexpensive while their earnings prospects are improving. We believe it is the best way to both manage risk and produce consistent results over the long term.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                            -------  -------  --------
John Hancock Independence
  Equity Fund: Class A                       21.06%   125.25%  146.82%(1)
John Hancock Independence
  Equity Fund: Class B                       21.46%     N/A     46.51%(2)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                            -------  -------  --------
John Hancock Independence
  Equity Fund: Class A(3)                    21.06%    17.67%   16.09%(1)
John Hancock Independence
  Equity Fund: Class B(3)                    21.46%     N/A     23.44%(2)






                              Notes to Performance

(1)  Class A shares commenced on June 10, 1991.
(2)  Class B shares commenced on September 7, 1995.
(3) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period, five-year period and since inception for Class A shares would have been 21.04%, 16.99% and 15.22%, respectively.Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class B shares would have been 21.44% and 22.83%, respectively.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------


The charts on the right show how much a $10,000 investment in the John Hancock Independence Equity Fund would be worth on June 30, 1997 assuming you had invested on the day each class of shares started, and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index-an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

--------------------------------------------------------------------------------
Independence Equity Fund
Class A shares

Line chart with the heading Independence Equity Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,653 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on June 10, 1991 and is equal to $25,981 as of June 30, 1997. The third line represents the Independence Equity Fund, after sales charge, and is equal to $24,682 as of June 30, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Independence Equity Fund
Class B shares

Line chart with the heading Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,382 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on September 7, 1995, and is equal to $15,051 as of June 30, 1997. The third line represents the value of the Independence Equity Fund, after sales charge, and is equal to $14,651 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Common stocks (cost - $132,396,135) .......................... $153,359,259
    Joint repurchase agreement (cost - $5,024,000) ...............    5,024,000
    Corporate savings account ....................................        4,941
                                                                   ------------
 .................................................................  158,388,200
  Receivable for shares sold .....................................      263,773
  Dividends and interest receivable ..............................      238,565
  Other assets ...................................................        2,468
                                                                   ------------
                              Total Assets .......................  158,893,006
                              -------------------------------------------------
Liabilities:
  Payable for shares repurchased .................................       35,778
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ......................................       21,770
  Accounts payable and accrued expenses ..........................      117,307

                              Total Liabilities ..................      174,855
                              -------------------------------------------------
Net Assets:
  Capital paid-in ................................................  134,683,718
  Accumulated net realized gain on investments ...................    3,082,416
  Net unrealized appreciation of investments .....................   20,963,648
  Distributions in excess of net investment income ...............(      11,631)
                                                                   ------------
                              Net Assets ......................... $158,718,151
                              =================================================
Net Asset Value Per Share:
  (Based on net asset  values  and shares of  beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $61,404,205/2,730,812 ................................ $      22.49
  =============================================================================
  Class B - $97,313,946/4,336,151 ................................ $      22.44
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($22.49 x 105.26%) ................................... $      23.67
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $3,584) .........  $ 1,049,156
  Interest .......................................................      145,402
                                                                    -----------
                                                                      1,194,558
                                                                    -----------
  Expenses:
    Investment management fee - Note B ...........................      434,773
    Distribution and service fee - Note B
      Class A ....................................................       70,726
      Class B ....................................................      343,944
    Transfer agent fee - Note B ..................................      154,319
    Registration and filing fees .................................       50,781
    Custodian fee ................................................       20,316
    Financial services fee - Note B ..............................       10,869
    Auditing fee .................................................        8,904
    Printing .....................................................        5,306
    Trustees' fees ...............................................        2,785
    Legal fees ...................................................        1,011
    Miscellaneous ................................................          820
                                                                    -----------
                              Total Expenses .....................    1,104,554
                              Less Expense Reductions - Note B ... (     30,674)
                              -------------------------------------------------
                              Net Expenses .......................    1,073,880
                              -------------------------------------------------
                              Net Investment Income ..............      120,678
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ..........................    2,494,733
  Change in net unrealized appreciation/depreciation
    of investments ...............................................   15,005,623
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments ................   17,500,356
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ..........  $17,621,034
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED        PERIOD FROM     SIX MONTHS ENDED
                                                                                    MAY 31,       JUNE 1, 1996 TO     JUNE 30, 1997
                                                                                     1996      DECEMBER 31, 1996 (1)    (UNAUDITED)
                                                                                ------------   ---------------------    -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................   $    224,281      $    225,132      $    120,678
  Net realized gain on investments sold .....................................     13,818,303         1,034,147         2,494,733
  Change in net unrealized appreciation/depreciation of investments .........  (   9,915,169)        4,069,742        15,005,623
                                                                                ------------      ------------      ------------
      Net Increase in Net Assets Resulting from Operations ..................      4,127,415         5,329,021        17,621,034
                                                                                ------------      ------------      ------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.2181, $0.1414 and $0.0427 per share, respectively) ........  (     468,688)    (     167,880)    (      98,930)
    Class B - ($0.0934, $0.0456 and $0.0127 per share, respectively) ........  (      13,068)    (      55,164)    (      41,909)
  Distributions from net realized gain on investments sold
    Class A - ($0.2907, $0.2683 and none per share, respectively) ...........  (   2,049,001)    (     414,417)            -
    Class B - (none, $0.2683 and none per share, respectively) ..............          -         (     564,553)            -

      Total Distributions to Shareholders ...................................  (   2,530,757)    (   1,202,014)    (     140,839)

From Fund Share Transactions - Net*: ........................................  (  73,011,934)       39,344,533        67,763,381

Net Assets:
  Beginning of period .......................................................    101,418,291        30,003,035        73,474,575

  End of period (including undistributed net investment income of $6,442, $8,530 and distributions in excess of net investment
    income of $11,631, respectively) ........................................   $ 30,003,015      $ 73,474,575      $158,718,151
                                                           YEAR ENDED                PERIOD FROM                SIX MONTHS ENDED
                                                             MAY 31,               JUNE 1, 1996 TO               JUNE 30, 1997
                                                              1996              DECEMBER 31, 1996 (1)            (UNAUDITED)
                                                    -------------------------   -----------------------   ------------------------
*Analysis of Fund Share Transactions:                 SHARES        AMOUNT       SHARES       AMOUNT       SHARES         AMOUNT
                                                    ----------   ------------   ---------   -----------   ---------    -----------
CLASS A
  Shares sold ...................................      950,002   $ 15,689,378   1,124,587   $20,898,365   1,425,832    $29,327,677
  Shares issued to shareholders in reinvestment
    of distributions ............................      176,962      2,504,943      27,332       526,305       4,295         87,469
                                                     ---------   ------------   ---------   -----------   ---------    -----------
 ................................................    1,126,964     18,194,321   1,151,919    21,424,670   1,430,127     29,415,146
  Less shares repurchased .......................   (7,336,631) ( 105,475,141) (  382,213) (  7,170,830) (  296,544)  (  6,151,351)
                                                     ---------   ------------   ---------   -----------   ---------    -----------
  Net increase (decrease) .......................   (6,209,667) ($ 87,280,820)    769,706   $14,253,840   1,133,583    $23,263,795
                                                     =========   ============   =========   ===========   =========    ===========
CLASS B **
  Shares sold ...................................      904,689   $ 15,323,273   1,443,084   $26,902,723   2,479,016    $51,275,344
  Shares issued to shareholders in reinvestment
    of distributions ............................        1,324         21,802      28,065       544,384       2,036         41,289
                                                     ---------   ------------   ---------   -----------   ---------    -----------
                                                       906,013     15,345,075   1,471,149    27,447,107   2,481,052     51,316,633
  Less shares repurchased .......................   (   63,879)  (  1,076,189) (  126,145) (  2,356,414) (  332,039)  (  6,817,047)
                                                     ---------   ------------   ---------   -----------   ---------    -----------
  Net Increase ..................................      842,134    $14,268,886   1,345,004   $25,090,693   2,149,013    $44,499,586
                                                     =========   ============   =========   ===========   =========    ===========

**  Class B shares commenced operations on September 7, 1995.
(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                        PERIOD FROM     SIX MONTHS
                                                                   YEAR ENDED MAY 31,                JUNE 1, 1996 TO  ENDED JUNE 30,
                                                   --------------------------------------------------   DECEMBER 31,       1997
                                                    1992(1)     1993     1994        1995       1996      1996(9)      (UNAUDITED)
                                                   --------   -------  -------    --------    -------     -------      -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........  $ 10.00    $ 10.98  $ 12.16    $  12.68    $ 14.41    $ 17.98         $ 19.42
                                                   -------    -------  -------    --------    -------    -------         -------
  Net Investment Income .........................     0.15       0.22     0.28(2)     0.32(2)    0.20(2)    0.13(2)         0.07(2)
  Net Realized and Unrealized Gain
    on Investments ..............................     0.94       1.25     0.52        1.77       3.88       1.72            3.04
                                                   -------    -------  -------    --------    -------    -------         -------
      Total from Investment Operations ..........     1.09       1.47     0.80        2.09       4.08       1.85            3.11
                                                   -------    -------  -------    --------    -------    -------         -------
  Less Distributions:
    Dividends from Net Investment Income ........ (   0.11)  (   0.23)(   0.23)  (    0.28)  (   0.22)  (   0.14)       (   0.04)
    Distributions from Net Realized Gain on
    Investments Sold ............................      -     (   0.06)(   0.05)  (    0.08)  (   0.29)  (   0.27)            -
                                                   -------    -------  -------    --------    -------    -------         -------
      Total Distributions ....................... (   0.11)  (   0.29)(   0.28)  (    0.36)  (   0.51)  (   0.41)       (   0.04)
                                                   =======    =======  =======    ========    =======    =======         =======
  Net Asset Value, End of Period ................  $ 10.98    $ 12.16  $ 12.68    $  14.41    $ 17.98    $ 19.42         $ 22.49

  Total Investment Return
    at Net Asset Value (3) ......................   10.95%(4)  13.58%    6.60%      16.98%     29.12%     10.33%(4)       16.05%(4)
  Total Adjusted Investment Return
    at Net Asset Value (3,5) ....................    9.23%(4)  11.40%    6.15%      16.94%     28.47%     10.08%(4)       16.03%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......   $2,622    $12,488  $66,612    $101,418    $14,878    $31,013         $61,404
  Ratio of Expenses to Average Net Assets .......    1.66%(6)   0.76%    0.70%       0.70%      0.94%      1.30%(6)        1.44%(6)
  Ratio of Adjusted Expenses to Average
    Net Assets (7) ..............................    3.38%(6)   2.94%    1.15%       0.74%      1.59%      1.73%(6)        1.49%(6)
  Ratio of Net Investment Income to Average
    Net Assets ..................................    1.77%(6)   2.36%    2.20%       2.43%      1.55%      1.16%(6)        0.63%(6)
  Ratio of Adjusted Net Investment Income to
    Average Net Assets (7) ......................    0.05%(6)   0.18%    1.75%       2.39%      0.90%      0.73%(6)        0.58%(6)
  Portfolio Turnover Rate .......................      53%        53%      43%         71%       157%        35%             26%
  Fee Reduction Per Share .......................   $ 0.15    $  0.20  $  0.06(2) $  0.005(2) $  0.08(2) $  0.05(2)      $  0.01(2)
  Average Brokerage Commission Rate (8) .........      N/A        N/A      N/A         N/A        N/A    $0.0326         $0.0408

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                     PERIOD FROM    SIX MONTHS ENDED
                                                                                  PERIOD ENDED     JUNE 1, 1996 TO   JUNE 30, 1997
                                                                                 MAY 31, 1996(1) DECEMBER 31, 1996(9)  (UNAUDITED)
                                                                                 --------------- --------------------  -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................................      $ 15.25         $ 17.96          $ 19.41
                                                                                     -------         -------          -------
  Net Investment Income (2) ...................................................         0.09            0.05         (   0.01)
  Net Realized and Unrealized Gain on Investments .............................         2.71            1.72             3.05
                                                                                     -------         -------          -------
      Total from Investment Operations ........................................         2.80            1.77             3.04
                                                                                     -------         -------          -------
  Less Distributions:
    Dividends from Net Investment Income ......................................     (   0.09)       (   0.05)        (   0.01)
    Distributions from Net Realized Gain on Investments Sold ..................          -          (   0.27)             -
                                                                                     -------         -------          -------
      Total Distributions .....................................................     (   0.09)       (   0.32)        (   0.01)
                                                                                     -------         -------          -------
  Net Asset Value, End of Period ..............................................      $ 17.96         $ 19.41          $ 22.44
                                                                                     =======         =======          =======
  Total Investment Return at Net Asset Value (3) ..............................       18.46%(4)        9.83%(4)        15.68%(4)
  Total Adjusted Investment Return at Net Asset Value (3,5) ...................       17.59%(4)        9.58%(4)        15.66%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................................      $15,125         $42,461          $97,314
  Ratio of Expenses to Average Net Assets .....................................        2.00%(6)        2.00%(6)         2.14%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ........................        3.21%(6)        2.43%(6)         2.19%(6)
  Ratio of Net Investment Income (Loss) to Average Net Assets .................        0.78%(6)        0.45%(6)      (  0.08%)(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) ....     (  0.43%)(6)       0.02%(6)      (  0.13%)(6)
  Portfolio Turnover Rate .....................................................         157%             35%              26%
  Fee Reduction Per Share (2) .................................................      $ 0.13          $  0.05          $  0.01
  Average Brokerage Commission Rate (8) .......................................         N/A          $0.0326          $0.0408

(1) Class A and Class B shares commenced operations on June 10, 1991 and September 7, 1995, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the
    Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Equity Fund on June 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

COMMON STOCKS
Aerospace (3.81%)
  Northrop Grumman Corp. ................    13,200                $  1,159,125
  Precision Castparts Corp. .............     6,900                     411,412
  United Technologies Corp. .............    54,000                   4,482,000
                                                                   ------------
                                                                      6,052,537
                                                                   ------------
Automobile / Trucks (3.37%)
  Chrysler Corp. ........................    22,600                     741,562
  Dana Corp. ............................     6,000                     228,000
  Ford Motor Co. ........................    62,600                   2,363,150
  General Motors Corp. ..................    36,200                   2,015,887
                                                                   ------------
                                                                      5,348,599
                                                                   ------------
Banks (6.80%)
  Bank of New York Co., Inc. ............     5,900                     256,650
  BankAmerica Corp. .....................    59,800                   3,860,837
  BankBoston Corp. ......................    10,000                     720,625
  Chase Manhattan Corp. .................    26,600                   2,581,862
  Citicorp ..............................    19,300                   2,326,856
  Morgan (J.P.) & Co., Inc. .............     5,200                     542,750
  Norwest Corp. .........................     9,000                     506,250
                                                                   ------------
                                                                     10,795,830
                                                                   ------------
Beverages (0.33%)
  PepsiCo, Inc. .........................    14,000                     525,875
                                                                   ------------
Broker Services (1.40%)
  Morgan Stanley, Dean Witter,
   Discover & Co. .......................    51,500                   2,217,719
                                                                   ------------
Chemicals (2.54%)
  Air Products & Chemicals, Inc. ........    26,900                   2,185,625
  Monsanto Co. ..........................    22,600                     973,212
  Praxair, Inc. .........................    15,600                     873,600
                                                                   ------------
                                                                      4,032,437
                                                                   ------------

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Computers (9.35%)
  Adobe Systems, Inc. ...................    16,400                $    575,025
  Cadence Design Systems, Inc.* .........    10,000                     335,000
  Compaq Computer Corp.* ................    15,800                   1,568,150
  Computer Associates International, Inc.    20,800                   1,158,300
  Electronic Data Systems Corp...........    19,500                     799,500
  Hewlett Packard Co.                        51,300                   2,872,800
  International Business Machines Corp. .    17,600                   1,587,300
  Microsoft Corp.* ......................    27,600                   3,487,950
  Oracle Corp.* .........................    17,200                     866,450
  Parametric Technology Corp.* ..........     9,400                     400,087
  Sun Microsystems, Inc.* ...............    32,000                   1,190,998
                                                                   ------------
                                                                     14,841,560
                                                                   ------------
Cosmetics & Personal Care (0.23%)
  Revlon, Inc. (Class A) * ..............     7,100                     367,869
                                                                   ------------
Diversified Operations (5.08%)
  AlliedSignal, Inc. ....................    10,300                     865,200
  Canadian Pacific, Ltd. (Canada) .......    44,700                   1,271,156
  Du Pont (E.I.) De Nemours & Co. .......    43,600                   2,741,350
  Lockheed Martin Corp. .................     8,672                     898,094
  Textron, Inc. .........................    34,500                   2,289,937
                                                                   ------------
                                                                      8,065,737
                                                                   ------------
Electronics (6.92%)
  General Electric Co. ..................    78,500                   5,131,937
  Honeywell, Inc. .......................    20,200                   1,532,675
  Intel Corp. ...........................    23,800                   3,375,137
  Raychem Corp. .........................    12,800                     952,000
                                                                   ------------
                                                                     10,991,749
                                                                   ------------
Finance (1.26%)
  Ahmanson (H.F.) & Co. .................     5,000                     215,000
  American Express Co. ..................    15,400                   1,147,300
  Household International, Inc. .........     3,000                     352,312
  MBNA Corp. ............................     7,700                     282,012
                                                                   ------------
                                                                      1,996,624
                                                                   ------------
Food (1.25%)
  ConAgra, Inc. .........................    29,000                   1,859,625
  General Mills, Inc. ...................     2,000                     130,250
                                                                   ------------
                                                                      1,989,875
                                                                   ------------
Instruments - Scientific (0.82%)
  Perkin-Elmer Corp. ....................    16,400                   1,304,825
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


                                                                     MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Insurance (7.01%)
  American International Group, Inc. ....     4,600                $    687,125
  CIGNA Corp. ...........................     9,700                   1,721,750
  Equitable Cos., Inc. ..................    11,900                     395,675
  General Re Corp. ......................    24,400                   4,440,800
  Hartford Financial Services Group,
   Inc. (The) ...........................    18,900                   1,563,975
  Marsh & McLennan Cos., Inc. ...........    32,400                   2,312,550
                                                                   ------------
                                                                     11,121,875
                                                                   ------------
Leisure (1.98%)
  Eastman Kodak Co. .....................    13,400                   1,028,450
  HFS, Inc.* ............................    28,100                   1,629,800
  Hilton Hotels Corp. ...................    18,100                     480,781
                                                                   ------------
                                                                      3,139,031
                                                                   ------------
Machinery (0.58%)
  Cooper Industries, Inc. ...............    12,000                     597,000
  Dover Corp. ...........................     5,300                     325,950
                                                                   ------------
                                                                        922,950
                                                                   ------------
Media (0.45%)
  Time Warner, Inc. .....................    15,000                     723,750
                                                                   ------------
Medical (12.45%)
  Abbott Laboratories ...................    19,300                   1,288,275
  Allegiance Corp. ......................    26,000                     708,500
  Amgen, Inc.* ..........................     4,100                     238,313
  Becton, Dickinson & Co. ...............     9,400                     475,875
  Bristol-Myers Squibb Co. ..............    17,800                   1,441,800
  Cardinal Health, Inc. .................    25,000                   1,431,250
  Columbia/HCA Healthcare Corp. .........     7,650                     300,741
  Glaxo Wellcome PLC American Depositary
    Receipt (ADR) (United Kingdom) ......    20,700                     865,519
  Health Management Associates, Inc.
    (Class A)* ..........................     7,500                     213,750
  HEALTHSOUTH Corp.* ....................    59,600                   1,486,275
  Johnson & Johnson .....................    30,400                   1,957,000
  Medtronic, Inc. .......................     5,400                     437,400
  Merck & Co., Inc. .....................    44,100                   4,564,350
  Schering-Plough Corp. .................    19,800                     947,925
  SmithKline Beecham PLC ADR
    (United Kingdom) ....................     9,200                     842,950
  Warner-Lambert Co. ....................    20,600                   2,559,550
                                                                   ------------
                                                                     19,759,473
                                                                   ------------
Office (2.04%)
  Avery Dennison Corp. ..................    15,600                     625,950
  Pitney Bowes, Inc. ....................     8,700                     604,650
  Xerox Corp. ...........................    25,400                   2,003,425
                                                                   ------------
                                                                      3,234,025
                                                                   ------------

                                                                     MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Oil & Gas (10.04%)
  Anadarko Petroleum Corp. ..............    12,800                $    768,000
  Atlantic Richfield Co. ................    29,000                   2,044,500
  Baker Hughes, Inc. ....................    25,400                     982,663
  British Petroleum Co. PLC ADR
    (United Kingdom) ....................     7,000                     524,125
  Chevron Corp. .........................     4,100                     303,144
  Dresser Industries, Inc. ..............    27,500                   1,024,375
  El Paso Natural Gas Co. ...............    14,000                     770,000
  Exxon Corp. ...........................    25,500                   1,568,250
  Kerr - McGee Corp. ....................    15,900                   1,007,663
  Phillips Petroleum Co. ................    55,500                   2,428,125
  Rowan Cos., Inc.* .....................    14,000                     394,625
  Texaco Inc. ...........................    10,500                   1,141,875
  Unocal Corp. ..........................    44,700                   1,734,919
  USX - Marathon Group ..................    42,900                   1,238,738
                                                                   ------------
                                                                     15,931,002
                                                                   ------------
Retail (5.08%)
  Costco Cos., Inc.* ....................    25,300                     831,738
  Federated Department Stores, Inc.* ....    13,200                     458,700
  Home Depot, Inc. ......................    58,300                   4,019,056
  Lowe's Cos., Inc. .....................    33,300                   1,236,263
  Staples, Inc.* ........................    33,150                     770,738
  TJX Cos., Inc. ........................     9,000                     237,375
  Wal-Mart Stores, Inc. .................    14,900                     503,806
                                                                   ------------
                                                                      8,057,676
                                                                   ------------
Shoes & Related Apparel (1.09%)
  Nike, Inc. (Class B) ..................    20,000                   1,167,500
  Nine West Group, Inc.* ................    14,900                     568,994
                                                                   ------------
                                                                      1,736,494
                                                                   ------------
Soap & Cleaning Preparations (2.14%)
  Procter & Gamble Co. (The) ............    24,000                   3,390,000
                                                                   ------------
Steel (0.24%)
  British Steel PLC ADR (United Kingdom)     15,000                     378,750
                                                                   ------------
Telecommunications (0.88%)
  AT&T Corp. ............................     7,600                     266,475
  Harris Corp. ..........................     2,000                     168,000
  Lucent Technologies, Inc. .............    13,363                     962,971
                                                                   ------------
                                                                      1,397,446
                                                                   ------------
Textile (0.65%)
  Fruit of the Loom, Inc. (Class A)* ....     7,200                     223,200
  Liz Claiborne, Inc. ...................    10,800                     503,550
  Tommy Hilfiger Corp.* .................     7,400                     297,388
                                                                   ------------
                                                                      1,024,138
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


                                                                     MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Tobacco (1.66%)
  Philip Morris Cos., Inc. ..............    59,400                $  2,635,875
                                                                   ------------
Transport (0.80%)
  CSX Corp. .............................    12,400                     688,200
  Halter Marine Group, Inc.* ............         1                          24
  Norfolk Southern Corp. ................     5,800                     584,350
                                                                   ------------
                                                                      1,272,574
                                                                   ------------
Utilities (6.37%)
  Baltimore Gas & Electric Co. ..........    51,900                   1,385,081
  BellSouth Corp. .......................    12,700                     588,963
  CINergy Corp. .........................     9,000                     313,313
  Consolidated Natural Gas Co. ..........    22,800                   1,226,925
  Dominion Resources, Inc. ..............    32,800                   1,201,300
  Duke Energy Corp. .....................     3,655                     175,231
  Entergy Corp. .........................    26,300                     719,963
  GTE Corp. .............................    50,600                   2,220,075
  Houston Industries, Inc. ..............    22,200                     475,913
  SBC Communications, Inc. ..............    18,900                   1,169,437
  Texas Utilities Co. ...................    18,200                     626,763
                                                                   ------------
                                                                     10,102,964
                                                                   ------------
                      TOTAL COMMON STOCKS
                      (Cost $132,396,135) (  96.62%)                153,359,259
                                           --------                ------------

                              INTEREST          PAR VALUE         MARKET
ISSUER, DESCRIPTION             RATE         (000s OMITTED)        VALUE
-------------------             ----         --------------        -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.17%)
  Investment in a joint repurchase
  agreement transaction with
  Toronto Dominion Securities USA, Inc.
  Dated 06-30-97, Due 07-01-97
  (Secured by U.S. Treasury Notes,
  5.625% thru 8.125%, Due 07-31-97
  thru 11-15-04) - Note A       5.97%           $  5,024           $  5,024,000
                                                                   ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%                                                      4,941
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS          (   3.17%)          $  5,028,941
                                                --------           ------------
                    TOTAL INVESTMENTS          (  99.79%)          $158,388,200
                                                ========           ============
*  Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Independence Equity Fund (the "Fund"), John Hancock Utilities Fund and John Hancock Special Value Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

     Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obli-gations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS
The Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. Prior to September 1, 1995, the investment management fee was 0.50% of the Fund's average daily net asset value.

     The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee. For the period from July 1, 1995 through February 28, 1997, the Sub-Adviser waived its fee.

     The Adviser limited Fund expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the class' average daily net assets through February 28, 1997. Accordingly, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $30,674.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30,1997, JH Funds received net sales charges of $453,777 with regard to sales of Class A shares. Out of this amount, $72,818 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $190,038 was paid as sales commissions to unrelated broker-dealers, and $190,921 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent,

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Independence Equity Fund


John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

     Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30,1997, the contingent deferred sales charges received by JH Funds amounted to $60,470.

     In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

     The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

     Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $524.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30,1997, aggregated $94,536,574 and $29,400,089, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30,1997.

     The cost of investments owned at June 30,1997 (including the joint repurchase agreement) for federal income tax purposes was $137,420,135. Gross unrealized appreciation and depreciation of investments aggregated $21,964,774 and $1,001,650, respectively, resulting in net unrealized appreciation of $20,963,124.

================================================================================
                                     NOTES

                 John Hancock Funds - Independence Equity Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              250SA 6/97
                                                                            8/97

--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------






                                 Utilities Fund
                               SEMIANNUAL REPORT







                                 June 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy-not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20%-a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

     But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    By Gregory K. Phelps, Portfolio Manager

                                  John Hancock
                                 Utilities Fund

                    Mergers boost telecommunications stocks;
              electric utilities volatile with interest-rate moves


A wave of merger and acquisition activity propelled telecommunications stocks to the near-top of the stock market pack during the past six months. The Federal Communications Commission cleared the way for "baby bells" Bell Atlantic and NYNEX to combine, long-distance provider MCI and British Telecom progressed toward their proposed union and the rumor mill churned with speculation of a possible marriage between telecom giant AT&T and baby bell SBC Communications. Excited about the prospect of further merger and acquisition activity-and the cost savings and higher profits that could potentially emerge from those unions-investors sent tele-communications stock prices higher in the first half of 1997.

     Investors didn't share the same enthusiasm for natural gas stocks, however. Unlike their telecommunications counterparts, natural gas companies suffered when expected mergers between electric and natural gas utilities failed to materialize. Moreover, lower natural gas prices resulting from a relatively warm winter and higher interest rates kept a lid on natural gas stock prices.

"...electric
utility stocks
battled a
major bout
of volatility
during the
period..."

     Meanwhile, electric utility stocks battled a major bout of volatility during the period. Electric stocks spent the first quarter of 1997 hamstrung by higher interest rates and falling bond prices (electric stock prices generally correlate with price movements in the bond market). But in May and June, electric stocks rebounded thanks to renewed investor interest due in part to their attractive prices and relatively high dividend yields.

--------------------------------------------------------------------------------
A 2 1/4" by 3 1/2" photo of Gregory Phelps. Caption reads "Gregory K. Phelps."
--------------------------------------------------------------------------------

================================================================================

                      John Hancock Funds - Utilities Fund


--------------------------------------------------------------------------------
Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into six sections. Going from top right to left: Natural Gas Utilities 37%; Oil & Gas 2%; Telephone & Other Utilities 15%; Telecommunications 3%; Electric Utilities 37%; Short-Term Investments & Other 6%. Footnote below states "As a percentage of net assets on June 30, 1997."
--------------------------------------------------------------------------------

"...we
decreased
the Fund's
holding in
gas utility
stocks..."

Performance overview
John Hancock Utilities Fund's Class A and Class B shares had total returns of 4.87% and 4.52%, respectively, at net asset value. By comparison, the average utilities fund had a total return of 7.55%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. The Fund's underperformance can be attributed to two factors. First, we maintained a defensive stance throughout the period, keeping higher levels of cash and a larger weighting in cushion-preferred stocks, those with above-average dividend yields that tend to "cushion" them against price swings. While that posture served the Fund well in the early part of 1997 when interest rates were rising, it detracted from performance in May and June when the stock and bond markets rallied. While we were able to capture some of the recent surge by paring back our cash and preferred-stock positions and investing in more telecommunications and electric companies, in hindsight our posture remained too defensive for too long.

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Natural gas stocks" followed by a down arrow and the phrase "Warm winter, lack of takeovers curtails price gains." The second listing is "Telebras" followed by an up arrow and the phrase "Continued growth in Brazil for phone service." The third listing is "Bell Atlantic" followed by an up arrow and the phrase "Progress toward proposed merger with Nynex." Footnote below states "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

Strategic shifts
Throughout the period, we decreased the Fund's holding in gas utility stocks to 37% of net assets at the end of June, from 43% at the end of 1996. In our view, long-term trends continue to favor this sector, even though shorter-term declines made us temporarily cautious. Many cash-rich electric utilities have their eye on gas utilities as a way to broaden their energy offerings and as a defensive tactic to prevent competitors from gaining access to their service areas. Unfortunately, only a tiny handful of these transactions were announced during the past six months. Given their recent weak performance, it seemed prudent to sell some of our smaller-capitalization gas distribution utility stocks and look for more attractive opportunities elsewhere.

     We deployed the proceeds from the sale of our gas utility stocks into selected electric utility, telecommunications companies and foreign utilities. In the electric sector, we looked for companies with low operating risk and good total return potential. One example is Teco Energy, a combined electric and gas provider to a fast-growing part of Florida. The company has no nuclear exposure and is experiencing impressive revenue growth from its unregulated energy-related business including coal and methane production, oil and gas exploration and production and barge transportation. Another electric favorite was UtiliCorp United, Inc. The company is partnering with AT&T, Peco Energy and ADT to provide one-stop-shopping for elec-

================================================================================

                      John Hancock Funds - Utilities Fund


--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended June 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.87% total return for John Hancock Utilities Fund: Class A. The second represents the 4.52% total return for John Hancock Utilities Fund: Class B. The third represents the 7.55% total return for the average utilities fund. The footnote below states: "Total returns for John Hancock Utilities Fund are at net asset value with all distributions reinvested. The average utilities fund is tracked by Lipper Analytical Services. See the following two pages for historical performance information."
--------------------------------------------------------------------------------

tric, phone, gas and home security services, among others.

     To our  telecommunications  roster  we  added  GTE,  which  could be a very attractive acquisition or partner candidate with another large telecommunications company. But irrespective of a possible merger, we think that the company is attractive in its own right because it is making major investments in Internet servers and is taking steps to be a formidable nationwide player in the long distance service. Moreover, the stock offers a higher dividend yield than most telecom stocks. Two of our largest telecommunications holdings were some of the best performers. NYNEX and Bell Atlantic both did well as they proceeded toward their union.

Increase in foreign exposure
Foreign utilities have some advantages over domestic utilities. Most foreign markets are comparatively underdeveloped, and millions of people don't have phones or electricity. As nations modernize, many foreign utility companies should enjoy attractive growth rates. During the period we added foreign holdings as well as domestic utilities with foreign investments. One example is Southern Company, which owns a large portion of Consolidated Electric Power of Asia. In addition to its growing portfolio of foreign electric ventures, we also like the company for its proven management team and its successful domestic operations. We also added PowerGen, a U.K. electric generator with no nuclear exposure and successful energy investments outside its borders.

"...electric
stocks are
priced
attractively
relative
to other
segments
of the
market..."

Outlook
By the end of June it appeared that some of the euphoria over telecommunications merger activity was waning when the sector suffered from a bout of profit taking. In our view, telecom stocks are unlikely to repeat their strong performance in the second half. Therefore, we think that the most attractive opportunities are in the electric and natural gas sectors. Because they have underperformed the stock market as a whole, electric stocks are priced attractively relative to other segments of the stock market, especially given their high dividend yield. As always, the key to electric company stocks' performance will be interest rates.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Utilities Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for risks associated with industry segment investing.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                                       ONE      LIFE OF
                                                       YEAR      FUND
                                                      -------  --------
John Hancock Utilities Fund: Class A                   7.76%    31.77%(1)
John Hancock Utilities Fund: Class B                   7.56%    32.48%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                                       ONE      LIFE OF
                                                       YEAR      FUND
                                                      -------  --------
John Hancock Utilities Fund: Class A(2)               7.76%      8.43%(1)
John Hancock Utilities Fund: Class B(2)               7.56%      8.60%(1)




                              Notes to Performance

(1)  Class A shares and Class B shares commenced on February 1, 1994.
(2) Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 7.36% and 6.93%, respectively. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class B shares would have been 7.16% and 7.10%, respectively.
Note:
Due to a printer error in the annual report dated December 31, 1996, a line was dropped from footnote (2) of the "Notes to Performance" section on Page 6. The complete sentence was: "Without the limitation of expenses, the average annualized total returns for the one-year period and since inception would have been 7.36% and 6.45% for Class A shares and 7.18% and 6.75% for Class B shares, respectively.

================================================================================
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------


The charts on the right show how much a $10,000 investment in the John Hancock Utilities Fund would be worth on June 30, 1997. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Dow Jones Utilities Average-an unmanaged index that measures the performance of the utility industry in the United States. It consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

--------------------------------------------------------------------------------
Line chart with the heading Utilities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart there are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Utilities Fund on February 1, 1994, before sales charge, and is equal to $13,871 as of June 30, 1997. The second line represents the Utilities Fund after sales charge and is equal to $13,177 as of June 30, 1997. The third line represents the value of the Dow Jones Utilities Average Index and is equal to $10,035 as of June 30, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Utilities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Utilities Fund on February 1, 1994, before contingent deferred sales charge, and is equal to $13,548 as of June 30, 1997. The second line represents the Utilities Fund after sales charge and is equal to $13,248 as of June 30, 1997. The third line represents the value of the Dow Jones Utilities Average Index and is equal to $10,035 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Common Stocks (cost - $52,650,598) .........................  $  59,563,169
    Preferred Stocks (cost - $5,614,238) .......................      5,783,050
    Joint repurchase agreement (cost - $2,108,000) .............      2,108,000
                                                                  -------------
 ...............................................................     67,454,219
  Receivable for investments sold ..............................        554,667
  Receivable for shares sold ...................................         11,242
  Dividends and interest receivable ............................        402,891
  Foreign tax receivable .......................................          1,958
  Deferred organization expense - Note A .......................         14,646
  Other assets .................................................          1,956
                                                                  -------------
                              Total Assets .....................     68,441,579
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      1,264,468
  Payable for shares repurchased ...............................        129,562
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................         57,058
  Accounts payable and accrued expenses ........................         17,652
                                                                  -------------
                              Total Liabilities ................      1,468,740
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     57,575,958
  Accumulated net realized gain on investments .................      2,310,302
  Net unrealized appreciation of investments ...................      7,081,776
  Undistributed net investment income ..........................          4,803
                                                                  -------------
                              Net Assets .......................  $  66,972,839
                              =================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $22,469,967 / 2,411,722 ............................  $        9.32
  =============================================================================
  Class B - $44,502,872 / 4,790,787 ............................  $        9.29
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.32 x 105.26%) ..................................  $        9.81
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $5,873) .......    $ 1,728,237
  Interest .....................................................         76,525
                                                                    -----------
 ...............................................................      1,804,762
                                                                    -----------
  Expenses:
    Investment management fee - Note B .........................        244,170
    Distribution and service fee - Note B
      Class A ..................................................         34,166
      Class B ..................................................        234,927
    Transfer agent fee - Note B ................................         99,244
    Custodian fee ..............................................         20,100
    Registration and filing fees ...............................         19,861
    Auditing fee ...............................................          9,670
    Printing ...................................................          8,489
    Financial services fee - Note B ............................          6,540
    Organization expense - Note A ..............................          4,570
    Trustees' fees .............................................          2,840
    Miscellaneous ..............................................          1,362
    Legal fees .................................................            678
                                                                    -----------
                              Total Expenses ...................        686,617
                              -------------------------------------------------
                              Less Expense
                              Reductions - Note B ..............   (    139,899)
                              -------------------------------------------------
                              Net Expenses .....................        546,718
                              -------------------------------------------------
                              Net Investment Income ............      1,258,044
                              -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ........................      1,843,362
  Change in net unrealized appreciation/depreciation
    of investments .............................................   (    125,396)
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments ..............      1,717,966
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $ 2,976,010
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  PERIOD FROM       SIX MONTHS ENDED
                                                                                 YEAR ENDED     JUNE 1, 1996 TO       JUNE 30, 1997
                                                                                MAY 31, 1996   DECEMBER 31, 1996 (1)   (UNAUDITED)
                                                                                ------------   ---------------------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................   $  2,821,920      $  2,112,347       $  1,258,044
  Net realized gain on investments sold and foreign currency transactions ...      3,976,064         2,892,488          1,843,362
  Change in net unrealized appreciation/depreciation of investments .........      2,347,755         2,412,392      (     125,396)
                                                                                ------------      ------------       ------------
  Net Increase in Net Assets Resulting from Operations ......................      9,145,739         7,417,227          2,976,010
                                                                                ------------      ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.4066, $0.3540 and $0.1865 per share, respectively) ........  (   1,082,445)    (     858,923)     (     462,623)
    Class B - ($0.3441, $0.3052 and $0.1548 per share, respectively) ........  (   1,783,735)    (   1,614,575)     (     788,822)
  Distributions from net realized gain on investments sold
    Class A - ($0.0963, $0.7294 and none per share, respectively) ...........  (     311,873)    (   1,758,261)              -
    Class B - ($0.0963, $0.7294 and none per share, respectively) ...........  (     513,330)    (   3,816,535)              -
                                                                                ------------      ------------       ------------
      Total Distributions to Shareholders ...................................  (   3,691,383)    (   8,048,294)     (   1,251,445)
                                                                                ------------      ------------       ------------
From Fund Share Transactions - Net*: ........................................      7,306,556         5,121,469      (   9,575,732)
                                                                                ------------      ------------       ------------
Net Assets:
  Beginning of period .......................................................     57,572,692        70,333,604         74,824,006
                                                                                ------------      ------------       ------------
  End of period (including undistributed net investment income of $361,151 and distributions in excess of net investment
    income of $1,796, and undistributed net investment income
    of $4,803, respectively) ................................................   $ 70,333,604      $ 74,824,006       $ 66,972,839
                                                                                ============      ============       ============

* Analysis of Fund Share Transactions:                                                PERIOD FROM            SIX MONTHS ENDED
                                                            YEAR ENDED              JUNE 1, 1996 TO            JUNE 30, 1997
                                                           MAY 31, 1996          DECEMBER 31, 1996 (1)           (UNAUDITED)
                                                       -----------------------   -----------------------    ----------------------
                                                        SHARES       AMOUNT       SHARES       AMOUNT        SHARES       AMOUNT
                                                       ---------   -----------   ---------   -----------    --------   -----------
CLASS A
  Shares sold .......................................  4,072,162   $35,815,891   1,071,338   $ 9,968,327     218,953   $ 1,989,609
  Shares issued to shareholders in reinvestment
    of distributions ................................    107,077       941,191     265,854     2,397,803      44,545       406,290
                                                       ---------   -----------   ---------   -----------   ---------   -----------
 ....................................................  4,179,239    36,757,082   1,337,192    12,366,130     263,498     2,395,899
  Less shares repurchased ........................... (3,987,048) ( 35,252,919) (1,175,294) ( 10,956,893) (  474,511) (  4,289,642)
                                                       ---------   -----------   ---------   -----------   ---------   -----------
  Net increase (decrease) ...........................    192,191   $ 1,504,163     161,898   $ 1,409,237  (  211,013) ($ 1,893,743)
                                                       ---------   -----------   ---------   -----------   ---------   -----------
CLASS B
  Shares sold .......................................  2,183,807   $18,762,882     835,138   $ 7,777,441     323,248   $ 2,917,298
  Shares issued to shareholders in reinvestment
    of distributions ................................    161,956     1,417,990     489,560     4,404,386      67,959       617,967
                                                       ---------   -----------   ---------   -----------   ---------   -----------
 ....................................................  2,345,763    20,180,872   1,324,698    12,181,827     391,207     3,535,265
  Less shares repurchased ........................... (1,656,864) ( 14,378,479) (  904,956) (  8,469,595) (1,246,368) ( 11,217,254)
                                                       ---------   -----------   ---------   -----------   ---------   -----------
  Net increase (decrease) ...........................    688,899   $ 5,802,393     419,742   $ 3,712,232  (  855,161) ($ 7,681,989)
                                                       =========   ===========   =========   ===========   =========   ===========

(1)  Effective  December  31,  1996,  the fiscal year end changed from May 31 to December  31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                     PERIOD FROM
                                                                            YEAR ENDED MAY 31,     JUNE 1, 1996 TO  SIX MONTHS ENDED
                                                                    ------------------------------ TO DECEMBER 31,   JUNE 30, 1997
                                                                     1994(1)       1995       1996     1996(9)        (UNAUDITED)
                                                                    --------     -------    -------   --------        -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................   $  8.50      $  8.26    $  8.48   $  9.17           $  9.07
                                                                    -------      -------    -------   -------           -------
  Net Investment Income (2) .....................................      0.12         0.44       0.41      0.30              0.18
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ...........................  (   0.36)        0.12       0.79      0.68              0.26
                                                                    -------      -------    -------   -------           -------
    Total from Investment Operations ............................  (   0.24)        0.56       1.20      0.98              0.44
                                                                    -------      -------    -------   -------           -------
  Less Distributions:
  Dividends from Net Investment Income ..........................       -       (   0.34)  (   0.41) (   0.35)         (   0.19)
  Distributions from Net Realized Gain on Investments Sold ......       -            -     (   0.10) (   0.73)              -
                                                                    -------      -------    -------   -------           -------
    Total Distributions .........................................       -       (   0.34)  (   0.51) (   1.08)         (   0.19)
                                                                    -------      -------    -------   -------           -------
  Net Asset Value, End of Period ................................   $  8.26      $  8.48    $  9.17   $  9.07           $  9.32
                                                                    =======      =======    =======   =======           =======
  Total Investment Return at Net Asset Value (3) ................  (  2.82%)(4)    7.10%     14.44%    11.05%(4)          4.87%(4)
  Total Adjusted Investment Return at Net Asset Value (3, 5) ....  ( 13.89%)(4)    6.44%     14.01%    10.78%(4)          4.67%(4)

Ratios and Supplemental Data
  Net Assets,  End of Period (000s omitted) .....................   $   781      $19,229    $22,574   $23,781           $22,470
  Ratio of Expenses to Average Net Assets .......................     1.00%(6)     1.04%      1.04%     1.06%(6)          1.10%(6)
  Ratio of  Adjusted  Expenses  to Average  Net Assets (7) ......    12.07%(6)     1.70%      1.47%     1.51%(6)          1.50%(6)
  Ratio of Net Investment Income to Average Net Assets ..........     4.53%(6)     5.39%      4.49%     5.44%(6)          4.08%(6)
  Ratio of Adjusted Net Investment Income (Loss)
    to Average  Net Assets (7) ..................................  (  6.54%)(6)    4.73%      4.06%     4.99%(6)          3.68%(6)
  Portfolio Turnover  Rate ......................................        6%          98%       124%       48%               31%
  Fee Reduction Per Share (2) ...................................    $ 0.27      $  0.05    $  0.04   $  0.02           $  0.02
  Average  Brokerage  Commission  Rate (8) ......................       N/A          N/A        N/A   $0.0700           $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for each periods indicated: the net investment income, gains (losses), distributions and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                     PERIOD FROM
                                                                            YEAR ENDED MAY 31,     JUNE 1, 1996 TO  SIX MONTHS ENDED
                                                                    ------------------------------ TO DECEMBER 31,   JUNE 30, 1997
                                                                     1994(1)       1995       1996     1996(9)        (UNAUDITED)
                                                                    --------     -------    -------   --------        -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................   $  8.50      $  8.25    $  8.45   $  9.14           $  9.04
                                                                    -------      -------    -------   -------           -------
  Net Investment Income (2) .....................................      0.08         0.38       0.34      0.26              0.15
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ...........................  (   0.33)        0.12       0.79      0.68              0.25
                                                                    -------      -------    -------   -------           -------
    Total from Investment Operations ............................  (   0.25)        0.50       1.13      0.94              0.40
                                                                    -------      -------    -------   -------           -------
  Less Distributions:
  Dividends from Net Investment Income ..........................       -       (   0.30)  (   0.34) (   0.31)         (   0.15)
  Distributions from Net Realized Gain on Investments Sold ......       -            -     (   0.10) (   0.73)              -
                                                                    -------      -------    -------   -------           -------
    Total Distributions .........................................       -       (   0.30)  (   0.44) (   1.04)         (   0.15)
                                                                    -------      -------    -------   -------           -------
  Net Asset Value, End of Period ................................   $  8.25      $  8.45    $  9.14   $  9.04           $  9.29
                                                                    =======      =======    =======   =======           =======
  Total Investment Return at Net Asset Value (3) ................  (  2.94%)(4)    6.31%     13.68%    10.50%(4)          4.52%(4)
  Total Adjusted Investment Return at Net Asset Value (3, 5) ....  ( 14.01%)(4)    5.65%     13.25%    10.23%(4)          4.32%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................   $   445      $38,344    $47,759   $51,043           $44,503
  Ratio of Expenses to Average Net Assets .......................     1.72%(6)     1.71%      1.77%     1.75%(6)          1.80%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........    12.79%(6)     2.37%      2.20%     2.20%(6)          2.20%(6)
  Ratio of Net Investment Income to Average Net Assets ..........     4.20%(6)     4.64%      3.77%     4.74%(6)          3.38%(6)
  Ratio of Adjusted Net Investment Income (Loss)
    to Average Net Assets (7) ...................................  (  6.87%)(6)    3.98%      3.34%     4.29%(6)          2.98%(6)
  Portfolio Turnover Rate .......................................        6%          98%       124%       48%               31%
  Fee Reduction Per Share (2) ...................................   $  0.27      $  0.05    $  0.04   $  0.02           $  0.02
  Average Brokerage Commission Rate (8) .........................       N/A          N/A        N/A   $0.0700           $0.0700

(1)      Class A and Class B shares commenced operations on February 1, 1994.
(2)      Based on the average of shares outstanding at the end of each month.
(3)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)      Not annualized.
(5)      An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(6)      Annualized.
(7)      Unreimbursed, without fee reduction.
(8)      Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9)      Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


Schedule of Investments
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Utilities Fund on June 30, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

COMMON STOCKS
Oil & Gas (7.87%)
  Coastal Corp. (Class A) .............      17,000                 $   904,188
  Columbia Gas System, Inc. ...........      11,000                     717,750
  El Paso Natural Gas Co. .............      14,500                     797,500
  Equitable Resources, Inc ............      30,000                     851,250
  Tejas Gas Corp.* ....................      19,800                     777,150
  Williams Cos., Inc. (The) ...........      28,000                   1,225,000
                                                                    -----------
                                                                      5,272,838
                                                                    -----------
Telecommunications (8.69%)
  Bell Atlantic Corp. .................      14,750                   1,119,156
  BellSouth Corp. .....................      20,000                     927,500
  GTE Corp. ...........................      20,000                     877,500
  NYNEX Corp. .........................      20,000                   1,152,500
  SBC Communications, Inc. ............       8,000                     495,000
  Telecomunicacoes Brasileiras S/A,
    American Depositary Receipts
    ADR (Brazil) ......................       5,000                     758,750
  U.S. WEST Media * ...................      24,000                     486,000
                                                                    -----------
                                                                      5,816,406
                                                                    -----------
Utilities (72.38%)
  Allegheny Power System, Inc. ........      30,500                     813,969
  Bay State Gas Co. ...................      36,800                     979,800
  Boston Edison Co. ...................      40,000                   1,055,000
  Brooklyn Union Gas Co. ..............      20,000                     572,500
  CalEnergy Inc. * ....................      12,000                     456,000
  CMS Energy Corp. ....................      57,000                   2,009,250
  Colonial Gas Co. ....................      14,000                     294,875
  Connecticut Energy Corp. ............      33,000                     800,250
  Consolidated Natural Gas Co. ........      12,500                     672,656
  Delmarva Power & Light Co. ..........      44,000                     838,750

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Utilities (continued)
  DTE Energy Co. ......................      18,500                 $   511,063
  Duke Energy Corp. ...................      20,000                     958,750
  Eastern Enterprises .................      27,000                     936,562
  Edison International ................      22,000                     547,250
  EDP-Electricidade de portugal, S.A.
    ADR (Portugal) * ..................      10,500                     378,000
  Energen Corp. .......................      50,000                   1,684,375
  Florida Progress Corp. ..............      26,500                     829,781
  IPALCO Enterprises, Inc. ............      29,000                     906,250
  KN Energy, Inc. .....................      30,000                   1,263,750
  Long Island Lighting Co. ............      70,000                   1,610,000
  MCN Energy Group Inc. ...............      20,000                     612,500
  MDU Resources Group, Inc. ...........      55,000                   1,320,000
  MidAmerican Energy Holdings Co. .....      57,000                     986,812
  National Fuel Gas Co. ...............      36,000                   1,509,750
  National Power PLC, ADR
    (United Kingdom) ..................      25,000                     879,688
  New England Electric System .........      37,000                   1,369,000
  New Jersey Resources Corp. ..........      35,000                   1,098,125
  NICOR, Inc. .........................      27,000                     968,625
  NUI Corp. ...........................      52,000                   1,166,750
  ONEOK Inc. ..........................      30,400                     978,500
  Pacific Enterprises .................      50,000                   1,681,250
  PacifiCorp ..........................      50,000                   1,100,000
  People's Energy Corp ................      30,000                   1,123,125
  Piedmont Natural Gas Co., Inc. ......      30,000                     770,625
  PowerGen PLC, ADR (United Kingdom) ..       9,000                     436,500
  Providence Energy Corp. .............      42,000                     735,000
  Public Service Enterprise Group, Inc.      32,000                     800,000
  Puget Sound Power & Light Co. .......      37,000                     980,500
  Questar Corp. .......................      20,000                     807,500
  SCANA Corp. .........................      10,600                     263,013
  Sierra Pacific Resources ............      30,000                     960,000
  South Jersey Industries, Inc. .......      49,000                   1,090,250
  Southern Co. ........................      31,000                     678,125
  Teco Energy, Inc. ...................      29,000                     741,313
  Unicom Corp. ........................      20,000                     445,000
  United Cities Gas Co. ...............      60,000                   1,410,000
  UtiliCorp United, Inc. ..............      47,000                   1,368,875
  Washington Gas Light Co. ............      43,500                   1,092,937

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Utilities (continued)
  Washington Water Power Co. ............    48,500                     951,812
  Wicor, Inc. ...........................    30,100                 $ 1,172,019
  Yankee Energy System Inc. .............    35,000                     857,500
                                                                    -----------
                                                                     48,723,925
                                                                    -----------
                    TOTAL COMMON STOCKS
                     (Cost $52,650,598)    ( 88.94%)                 59,563,169
                                            -------                 -----------
PREFERRED STOCKS
Banks - United States (0.89%)
  Chase Manhattan Corp., 10.84%, Ser C ..    19,300                     594,681

Diversified Operations (1.53%)
  El Paso Tennessee Pipeline Co.,
    8.25%, Ser A ........................    19,000                   1,026,000

Finance (1.38%)
  SI Financing Trust I, 9.50% ...........    35,000                     925,313

Utilities (4.83%)
  Capita Preferred Trust, 9.06% .........    20,000                     512,200
  Kentucky Power, 8.72%, Ser A ..........    48,700                   1,250,981
  MCN Michigan L.P., 9.375%, Ser A ......    30,000                     787,500
  Sprint Corp. 8.25% ....................    19,000                     686,375
                                                                    -----------
                                                                      3,237,056
                                                                    -----------
                 TOTAL PREFERRED STOCKS
                      (Cost $5,614,238)    (  8.63%)                  5,783,050
                                            -------                 -----------


                                 INTEREST           PAR VALUE         MARKET
ISSUER, DESCRIPTION                RATE           000s OMITTED)       VALUE
-------------------                ----           -------------       -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.15%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities
    USA, Inc. - Dated 06-30-97,
    Due 07-01-97 (secured by
    U.S. Treasury Notes, 5.625%
    thru 8.125% Due 07-31-97
    thru 11-15-04) - Note A ....  5.97%            $  2,108         $ 2,108,000
                                                                    -----------
           TOTAL SHORT-TERM INVESTMENTS            (  3.15%)          2,108,000
                                                    -------         -----------
                     TOTAL  INVESTMENTS            (100.72%)        $67,454,219
                                                    =======         ===========

*    Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.









                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13
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                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Utilities Fund (the "Fund"), John Hancock Independence Equity Fund and John Hancock Special Value Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek current income and, to the extent consistent with objective, growth of income and long-term growth of capital.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

     Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obli-gations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

     CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

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                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.70% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $250,000,000.

     The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.50% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $139,899 for the period ended June 30, 1997. The Adviser reserves the right to terminate this limitation in the future.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1997, JH Funds received net sales charges of $34,772 with regard to sales of Class A shares. Out of this amount, $5,333 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,132 was paid as sales commissions to unrelated broker-dealers, and $15,307 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

     Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Utilities Fund


in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1997, the contingent deferred sales charges received by JH Funds amounted to $117,297.

     In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

     The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period is at an annual rate of 0.01875% of the average net assets of the Fund.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $393.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $20,370,088 and $29,981,743, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1997.

     The cost of investments owned at June 30, 1997 for federal income tax purposes was $60,372,836. Gross unrealized appreciation and depreciation of investments aggregated $7,520,885 and $439,502, respectively, resulting in net unrealized appreciation of $7,081,383.

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                                     NOTES

                      John Hancock Funds - Utilities Fund

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                      John Hancock Funds - Utilities Fund

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                                     NOTES

                      John Hancock Funds - Utilities Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Utilities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              410SA 6/97
                                                                            8/97